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                                                                   Exhibit 10.25

NORTH CAROLINA

GUILFORD COUNTY


                                 LEASE AGREEMENT

         THIS LEASE made and entered into this 15th day of May, 1995, by and between MARKET SQUARE LIMITED PARTNERSHIP hereinafter referred to as "Landlord", and QUAKER FABRIC CORPORATION OF FALL RIVER, hereinafter referred to as "Tenant";

                                   WITNESSETH:

         That in consideration of the mutual covenants, promises and conditions hereinafter set forth, and the rentals agreed by Tenant to be paid to Landlord, Landlord does hereby rent, demise and lease to Tenant and Tenant hereby takes and leases from Landlord certain office premises in Market Square Tower, located on the southeast corner of Lindsay and High Streets, High Point, North Carolina; and in consideration whereof the Landlord and Tenant mutually agree as follows:

         1. Premises, Rent and Term: The premises leased to Tenant, the monthly rent payable by Tenant and the term of this Lease are all specified in Schedule "A", which schedule is attached hereto and incorporated herein by reference. As to any conflict between the terms or conditions set forth herein and those set forth in Schedule "A" (or in any written agreement which is expressly referred to therein or attached hereto) the terms set forth in Schedule "A" shall apply and control.

         2.  Occupancy:

             A. The commencement date of this Lease shall be the date as set forth and shown in Schedule A attached hereto.

             B. No delays by Landlord in rendering the premises ready for occupancy shall be deemed cause for Tenant's revocation of this Lease or grounds for any suit for damages or other legal or equitable relief unless such delays are attributable to Landlord's negligence or other misfeasance under which circumstances Tenant, after first giving Landlord thirty (30) days written notice of its intention so to do and the opportunity during such interval to complete the premises, may terminate Tenant's obligations hereunder if the premises are not rendered ready for occupancy within the thirty day period. Tenant may not hold Landlord accountable in any event for any damages or other monetary relief or restitution by reason of any delay in rendering the premises ready for occupancy.
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         3.  Interior Improvements: Landlord shall provide Tenant with the number of square feet of space specified in Schedule A as a shell structure. The shell structure shall include finished and painted exterior and interior walls, a finished ceiling, any necessary interior doors, floor covering, HVAC ducts and returns, and lighting. In the absence of written agreement to the contrary, any additional upfitting or interior improvements shall be the sole responsibility of the Tenant, at the Tenant's expense. Tenant shall submit to Landlord plans and specifications for any upfitting or improvements (including any modifications or changes to existing improvements), and Tenant must receive from Landlord written approval of the plans and specifications prior to beginning any construction on the premises.

         4. Landlord's Services: So long as Tenant is not in default under the terms and provisions of this Lease, and subject to the regulations of the building wherein the demised premises are situate, Landlord shall provide certain services to Tenant. As additional monthly rent, Tenant agrees to pay Tenant's proportionate share of the expense of the services provided by Landlord, which are as follows:

             A. Utilities. Landlord shall provide electric current, lighting, heating and air conditioning and water and sewer during proper seasons and as reasonably required, but in the event Tenant shall install any unusual or extraordinary electrical equipment or fixtures resulting in extra operational cost to Landlord, then Landlord may require Tenant to pay for the additional electric current required to operate such equipment, and such charges shall be considered additional rent payable on regular rental installment due dates.

             B. Cleaning. Landlord shall cause the demised premises to be cleaned, including the removal of refuse and rubbish, once daily in the evening, Monday through Friday, except on legal holidays.

             C. Repairs. Landlord shall keep and maintain the building in which the leased premises are located and its common or public fixtures, appurtenances, systems and facilities in good working order and repair; make all interior and exterior structural repairs as and when needed; and repair or replace all building materials, fixtures and equipment required for the normal use of the leased premises by Tenant; provided, however, that the cost of any such repairs required as a result of the negligence or willful act of Tenant, its customers, licensees, agents, servants, and employees shall be borne by Tenant and shall be payable with the next rental payment after notification by Landlord, and provided further that nothing herein contained shall be construed to impose upon Landlord the obligation to renovate or redecorate the demised premises. For purposes of this Paragraph 4.C., repairs shall not include expenditures which are in the nature of additions or


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substantial alterations to the building in which the demised premises are located.

         The Landlord shall not be liable for delay or failure to supply any such services due to unusual circumstances or from causes beyond the control of Landlord, and Tenant shall not be entitled to any abatement of rent for Landlord's failure to supply such services.

         5. Landlord's Liability: It is agreed that Landlord shall not be liable and is hereby expressly relieved from liability for injury, loss or damage to the person or property of Tenant in or about the leased premises, or of Tenant's agents, employees, visitors or any person claiming by or through Tenant whether caused by leaks, breaks, or overflows of roof, pipes, drains, or plumbing fixtures, defects in sewer or air conditioning equipment, imperfect wiring or construction, by snow, ice or other elements, or by any other tenant of the building in which the leased premises is located, or by theft or pilferage, or by any other thing whatsoever, unless caused by willful default of Landlord or Landlord's gross negligence, nor shall Landlord be liable for any damages caused by interruption or failure of any of the services referred to in Paragraph 4, nor shall any deduction or rebate be claimed or allowed in the rent hereby reserved by reason of such interruption or failure of said services, unless caused by willful default of Landlord or Landlord's gross negligence. Tenant shall give to Landlord prompt written notice of any accident to, or defect in the premises, including the water pipes, wiring, stairwells, air conditioning and heating equipment, and, upon receipt of such notice, Landlord shall remedy same with reasonable diligence.

         6. Care of Premises: The Tenant agrees to take good care of the leased premises, fixtures, and appurtenances; to suffer no waste or injury thereto; and to pay for all repairs to the premises, fixtures and appurtenances necessitated by the fault of Tenant, its employees, agents, customers or guests. At the end of the term Tenant will surrender the leased premises in as good condition as Tenant obtained the same at the commencement of the term, reasonable wear and tear excepted.

         7. Alterations: The Tenant will not, without Landlord's prior written consent, make any alterations, additions to, or improvements in the leased premises, and all additions or improvements made by Tenant, except only movable office furniture and equipment, shall become the property of Landlord at the termination of this Lease or upon Landlord's earlier lawful occupancy of the premises. Tenant will not deface or permit the defacing of any part of the leased premises nor of the building in which the same are located, and will not do or suffer anything to be done on the leased premises which will increase the rate of fire or other insurance hazards on the building.


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         8. Assignment: The Tenant will not assign or sublet the leased premises nor any part thereof without Landlord's prior written consent, which consent shall not unreasonably be withheld or delayed. Should Landlord consent to the assignment of this Lease or the subletting of the demised premises, in whole or in part, Tenant shall remain bound hereunder and does hereby absolutely guarantee the payment of, and covenants to pay, the rent reserved hereunder until the expiration of the term hereof and no failure of Landlord to promptly collect from any such assignees or subtenants any rentals and other sums to become due to Landlord hereunder, and no extension of time for the payment of such rentals or other sums shall release Tenant from its obligation to pay same to Landlord. Any lawful levy, sale or execution or other legal possession, or any assignment for the benefit of creditors, or any Tenant bankruptcy or insolvency shall be deemed an assignment within the meaning of this Lease.

         9. Destruction or Damage: In the event the Market Square Tower is damaged or destroyed by fire or other casualty, Landlord shall have the option of determining whether the same shall be repaired or rebuilt and shall notify Tenant in writing of its election within thirty days after the date on which the damage or destruction shall occur. If Landlord shall fail to notify Tenant of its decision within the specified time Landlord shall be conclusively deemed to have elected not to repair or reconstruct.

         If Landlord shall elect not to repair or reconstruct, this Lease shall be terminated and of no further force or effect from and after the date of the damage or destruction, or from the date on which Tenant is dispossessed, or surrenders possession, whichever is later, but all monetary obligations of the parties to each other existing at the date of termination shall survive said termination and be promptly paid to the others.

         If Landlord shall elect to repair or reconstruct, this Lease shall continue in full force and effect unless the extent of the damage to the leased premises is sufficient to deprive Tenant of its use and enjoyment of said premises for ninety days or more, in which event Tenant shall have the right to terminate this Lease by so notifying Landlord of such fact within fourteen days after receiving Landlord's statement of its election to repair. If Tenant shall elect to so terminate, the cancellation shall be effective as of the date and under the terms specified in the preceding paragraph.

         If Tenant's possession and/or use of the demised premises shall be interrupted or substantially impaired due to damage caused by fire or other casualty, there shall be an abatement of rentals for the period in which, and to the extent which, Tenant is unable to occupy said premises.

         10. Eminent Domain: Landlord may at its option terminate the estate hereby granted from the time the title to, or right to possession of, a significant portion of Landlord's property shall vest in or be taken by public authority; and Landlord shall be entitled to any and all awards whatsoever which may be paid or made


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in connection with such public taking. Tenant may so terminate only if the taking results in a violation of the terms of this Lease which default or violation cannot or will not be cured by Landlord, but Tenant shall be entitled to an abatement of rentals for any period during which Tenant is temporarily dispossessed on account of the condemnation.

         11. Renewal and/or Holding Over:

             A. Renewal of this Lease may be made only by mutual consent of Landlord and Tenant, under such terms and conditions as may be negotiated at the time of renewal. Tenant shall give Landlord in writing no less than 210 days advance notice of Tenant's desire to renew this Lease.

             B. Any holding over after expiration of the term hereof without the consent of Landlord shall be construed to create a tenancy from month to month. In such event, the rental rate shall be fifty percent (50%) above the then current offering rate for space of comparable size, and such tenancy shall otherwise be subject to the terms and conditions of this Lease.

         12. Rules and Regulations: In consideration of the several covenants contained in this Lease, it is mutually covenanted and agreed that the rules and regulations relating to the use of the building in which the leased premises are located and which are annexed hereto as part hereof, marked Schedule "B" are agreed to by Tenant, and Tenant agrees to be bound by the same, and also covenants to be bound by such further rules and regulations, or amendments and modifications thereof, as may from time to time be made by Landlord, and deemed by it to be necessary for the safety, care, cleanliness and economical management of the premises, and for the preservation of good order therein. Any failure on the part of Tenant, its servants, employees, agents, and invitees to comply with each and every term of this Lease, or with any of said rules and regulations, at Landlord's option, shall work a forfeiture of this Lease and of all rights of Tenant hereunder; and thereupon Landlord, its agents or attorneys shall have the right to re-enter said premises and remove Tenant therefrom, and to take all necessary steps to collect any rent due hereunder up to the time of said forfeiture or cancellations. Landlord agrees to consistently enforce all such rules and regulations against all Tenants of the building.

         13. Right of Entry: Landlord, or any of its authorized agents or representatives, shall be entitled to enter the demised premises at any reasonable time to inspect the premises; to perform any repairs, alterations or changes required or permitted to be performed under this Lease; and during the final 210 day period of this Lease to exhibit the premises to any prospective tenant, mortgagee, or investor. Landlord agrees that, to the extent possible, Landlord will not unreasonably interfere with, the


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operation of Tenant's business in the exercise of Landlord's rights under this
Section .

         14. Default: Tenant covenants that if the rent reserved by this Lease or any part thereof shall be unpaid when due, or if the premises shall become vacant or actually unoccupied during the term, or if Tenant shall fail to perform any of the conditions, covenants, provisions and agreements contained herein, or if a petition in bankruptcy shall be filed by Tenant, or if Tenant shall be adjudged bankrupt or insolvent by any court, or if a receiver or trustee in bankruptcy or a receiver of the property of Tenant shall be appointed in any suit, action or proceeding, or if Tenant shall make an assignment for the benefit of creditors, or if an execution shall be issued against Tenant, or if Tenant's leasehold interest herein shall be levied upon, or if Tenant's leasehold interest herein shall by operation of law pass to any person other than Tenant, then, in such events, Landlord may, subject to the applicable provisions of the laws of the State of North Carolina, at its option, without notice to Tenant or to any assignee, transferee, trustee, receiver or other person or persons, with force or otherwise retake and recover possession of said premises and terminate this Lease and the term herein and hereby granted and demised; or, in each and every such case, Landlord at its option without notice to Tenant, or to any assignee, transferee, trustee, receiver or other person or persons, with force or otherwise, may enter said premises and relet the same as it may see fit, without avoiding or terminating this Lease and for the purpose of such reletting Landlord may make such repairs in or to said premises as Landlord may deem necessary for the purpose of such reletting, and if a sufficient sum shall not be realized from such reletting after paying the costs, expenses and charges of such reletting and of the repairs in and to said premises to equal the rent hereinbefore covenanted to be paid by Tenant, then Tenant shall pay any deficiency thereby upon demand therefor and such deficiency shall be considered, construed and taken to be a debt provable in bankruptcy or receivership. On default, as herein defined, Landlord shall have the further right to take possession of any furniture or other property on said premises, and to sell the same at public or private sale without notice, and to apply the same to the payment of the rent due by these presents, holding the Tenant liable for the deficiency, if any.

         15. Taxes and Insurance:

             A. In the event that the amount of real estate taxes, special assessments, or any governmental charges which may be levied or assessed against the land upon which the building stands and upon the building containing the leased premises attributable to any tax year following the base year during the term of this Lease or any renewals, shall exceed the amount of taxes on the real property attributable to the base year, then Tenant shall pay to Landlord Tenant's pro rate share of the increase in taxes. In addition, Tenant shall pay Landlord its proportionate share of any


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increase in the insurance expenses required for the operation of the Market
Square Complex that accrue during the term of this lease. The Tenant's pro rata share in any calendar year shall be determined by multiplying the amount by which the taxes and insurance for said calendar year exceed the taxes and insurance charged in the base year by a percentage determined by dividing Tenant's net leasable space by the total net leasable space in the building. For purposes of this Section the base year shall mean and refer to the year 1985. It is hereby understood and agreed that should Tenant not have been in possession of the leased premises for the entire year in which taxes and insurance exceed those in the base year, Tenant's liability for such extra taxes and insurance shall be pro rata. The Tenant's obligation to Landlord as set forth herein is to survive the expiration date of this Lease and the expiration date of any renewal term hereof. Any payments required by such increase in taxes and insurance shall be paid within 30 days of receipt of a statement therefor from Landlord.

             B. Landlord shall pay all real estate and ad valorem taxes and any special assessments upon the premises imposed by lawful authority provided, however, Landlord shall be reimbursed by Tenant as additional rent for such amount as may be required by the preceding paragraph for Tenant's proportionate share thereof; and the Tenant shall pay all ad valorem taxes upon its property, merchandise, inventory, and equipment and any other taxes or levies assessed or charged against the Tenant as a result of its use and occupancy of the premises or improvements thereto made by Tenant, provided, however, Tenant shall pay as additional rent such amounts as may be required by the preceding paragraph.

         16. Strict Observance: The failure of either party to insist in any instance on strict performance of any covenant hereof, or the Building Rules and Regulations, or to exercise any option herein contained, shall not be construed as a waiver of such covenant or option in any instance. The receipt of any sum paid by Tenant to Landlord after breach of any conditions, covenant, term or provision herein contained shall not be deemed a waiver of such breach but shall be taken, considered and construed as payment for use and occupation and not as rent, unless such breach shall be expressly waived in writing by Landlord. No modifications of any provision hereof and no cancellation or surrender hereof shall be valid unless in writing, and signed by both parties.

         17. Subordination: This Lease is subject and subordinate to all security liens, mortgages and deeds of trust which may now or hereafter affect the demised premises, the building or the real property upon which said building is located, and subordinate to all renewals, modifications, consolidations, replacements and extensions thereof. The Tenant shall execute promptly any certificate or other form of instrument confirming said subordination that Landlord may request; provided, however, Landlord hereby represents and warrants that there are no


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provisions of such instruments which would impair Tenant's rights under
Paragraph 22 hereof.

         18. Notice: Any notice required hereunder shall be in writing. Any notice required hereunder to be given by Landlord to Tenant shall be deemed to have been given at the time such notice is mailed, by certified or registered mail, postage prepaid, and addressed to Tenant at 941 Grinnell Street, Fall River, Massachusetts 02721, Attention: President; and if to be given by Tenant to Landlord, it shall be deemed to have been given at the time such notice is mailed, by certified or registered mail, postage prepaid, addressed to Landlord at Post Office Box 926, High Point, North Carolina, 27261, or at the last known post office address thereof, or mailed to such agent at such other address as Landlord may from time to time designate in writing.

         19. Rights: The rights of Landlord under this Lease shall be cumulative, and failure on the part of Landlord to exercise promptly any rights given hereunder shall not operate to forfeit any of said rights or be deemed a waiver thereof.

         20. Relocation: Landlord reserves the right to move Tenant to other space in the building on ninety (90) days notice, provided the space to which Landlord is proposing to move Tenant is within a portion of the building containing a fabric showroom environment. Tenant shall have the option within fifteen (15) days from the date said notice is given to agree with Landlord upon new space, but if Landlord and Tenant do not so agree within said fifteen (15) days, then this Lease shall become null and void and of no further effect at the expiration of ninety (90) days from the date said notice is given. Landlord agrees to pay the expenses of moving Tenant to the new space in said building to the extent the same are fair and reasonable.

         21. Binding Effect: All rights and liabilities herein given to or imposed on either of the parties hereto shall extend to the heirs, executors, administrators, successors and assigns of such parties, except that an assignee of Landlord's interest in the Lease for security purposes shall not be liable for the performance of Landlord's obligations unless and until such assignee becomes the owner of the building and then only for so long as such assignee is such owner; and except that in the event Landlord shall sell, or assign all of its interest in the Market Square Tower to any person, firm or corporation and such transferee or assignee assumes the Landlord's obligations under this Lease, then in that event Market Square Limited Partnership shall not thereafter be liable for the performance of Landlord's obligations under this Lease.

         22. Quiet Enjoyment: Subject to the terms, conditions and covenants of this Lease, Landlord agrees that Tenant shall and may peaceably have, hold and enjoy the premises above described, without hindrance or molestation by Landlord.

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         23. Liability Insurance: Tenant shall during the entire term hereof keep in full force and effect a policy of public liability and property damage insurance with respect to the premises, in which the limits of public liability shall be no less than $300,000 per person and $500,000 per accident, and in which the property damage liability shall be not less than $50,000. The policy shall name Landlord, any person, firm or corporations designated by Landlord as its Agent, and Tenant as the insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord ten (10) days prior written notice. The insurance shall be in an insurance company approved by the State of North Carolina, and Tenant will furnish to Landlord or its agent a copy of said policy or endorsement.

         24. Denial of Subrogation Rights: Neither the Landlord nor the Tenant shall be liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring on the leased property or the adjoining property, or in any manner growing out of or connected with the Tenant's use and occupation of the leased property, or the condition thereof, or of the adjoining property, whether or not caused by the negligence or other fault of the Landlord or the Tenant or of their respective agents, employees, subtenants, licensees, or assignees. This release shall apply only to the extent that such business interruption, loss or damage to property, or injury to or death of persons is covered by insurance. Nothing in this paragraph shall be construed to impose any other or greater liability upon either the Landlord or the Tenant than would have existed in the absence of this paragraph. This release shall be in effect only so long as the applicable insurance policies contain a clause to the effect that this release shall not affect the right of the insured to recover under such policies. Such clauses shall be obtained by the parties whenever possible.

         25. Estoppel Certificate: The Tenant shall from time to time, upon not less than ten (10) days' prior written request by Landlord, deliver to Landlord a statement in writing certifying; (a) that this Lease is unmodified and in full force and effect, or if there have been any modifications, that the Lease as modified is in full force and effect; (b) the dates to which rent and other charges have been made; and (c) that Landlord is not in default of any provision of this Lease, or, if in default, a detailed description thereof. Failure to deliver the certificate within ten (10) days shall be conclusive upon Tenant for the benefit of Lessor and its successors that this Lease is in full force and effect and has not been modified, except as may be represented by Landlord.

         26. Special Provisions. Tenant hereby agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or successor in title to the property, for accountability for any security deposit required by the Landlord hereinunder, unless said sums have actually been received by said mortgagee as security for the Tenant's performance of this lease.


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         Tenant hereby agrees not to handle, store or dispose of any hazardous or toxic waste or substance upon the premises which is prohibited by any federal, state or local statutes, ordinances or regulations. Tenant hereby covenants to indemnify and hold Landlord, its successors and assigns, harmless from any loss, damage, claims, costs, liabilities or cleanup costs arising out of Tenant's use, handling, storage or disposal of any such hazardous or toxic wastes or substances on the premises.

         27. Entire Agreement: This Lease is the entire agreement of the parties, and there are no terms, conditions, representations, warranties, or agreements relative to Tenant's use and occupancy of the demised premises except those specifically contained herein or attached hereto and specifically made a part hereof.

                                       TENANT

                                       QUAKER FABRIC CORPORATION OF FALL RIVER

                                       By:    /s/
                                           -------------------------------------
                                              Title:  (Vice) President

ATTEST:

 /s/
-----------------------------------
Secretary

                                       LANDLORD

                                       MARKET SQUARE LIMITED PARTNERSHIP

                                       By:    /s/
                                           -------------------------------------
                                              General Partner


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                                  SCHEDULE "A"

                        MARKET SQUARE LIMITED PARTNERSHIP

PARTIES:
         Landlord                 -    Market Square Limited Partnership
                                       305 West High Street
                                       High Point, NC 27261

         Tenant                   -    QUAKER FABRIC CORP OF FALL RIVER
                                       941 Grinnell Street
                                       Fall River, MA  02721

DESCRIPTION OF LEASED PREMISES:
         Building                 -    Market Square Tower
                                       corner of Lindsay and High Streets
                                       High Point, NC
         Area/Floor               -    10th Floor
         Space for Rental
          Computation             -    3838 square feet x 20% common area for a
                                       total of 4606 square feet.

         LEASE AND TERM AND RENTAL:
         Initial Term             -    5 years and 0 months beginning on April
                                       1, 1995 and ending at the close of
                                       business on March 31, 2000
             Rental               -    Initial term basic rental 3838 sq. ft. at
                                       $11.50 per sq. ft. per year.  Tenant
                                       share of common area 768 sq. ft. at
                                       $11.50 per sq. ft. per year.

                                       The Annual Rental is $ 52,969.00 payable in monthly installments of $4,414.08 beginning April 1, 1995. All rental payments to be made to Market Square Limited Partnership, 305 West High Street, High Point, North Carolina, 27261, or to any party which the Landlord may subsequently direct, on or before the first day of each month.

OTHER INFORMATION:
         Leased premises shall be used solely for or as office space and/or fabric showroom unless written approval for other or additional use is granted by Landlord.


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 EXECUTION OF LEASE:

         THIS LEASE IS SUBJECT TO BOTH THE PROVISIONS STATED ABOVE AND THOSE SET FORTH IN THE BODY OF THE LEASE, and is duly executed by Landlord and Tenant the day and year first therein mentioned.

                                       TENANT

                                       QUAKER FABRIC CORPORATION OF FALL RIVER


                                       By:  /s/
                                           -------------------------------------
                                               Title:  (Vice) President


(Corporate Seal)

ATTEST:


By:  /s/
    ----------------------------------------
    Secretary

                                       LANDLORD

                                       MARKET SQUARE LIMITED PARTNERSHIP


                                       By:  /s/
                                           -------------------------------------
                                               General Partner


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
                                  SCHEDULE "B"
                               MARKET SQUARE TOWER
                           High Point, North Carolina
                              RULES AND REGULATIONS

         The following rules and regulations have been adopted by the Landlord for the care, protection and benefit of the building and for the general comfort and welfare of the Tenants.

         1. The sidewalks, parking facilities, entrances, halls, passages and stairways shall not be obstructed by the Tenant or used by him for any purpose other than entrance and exit to and from the building and Tenant's premises,

         2. Restroom facilities, water fountains and janitor sinks shall not be used for any purposes other than those for which they were designed.

         3. No sign, advertisement or notice shall be inscribed, painted or attached on or to any part of the outside or entrance to Tenant's space except those specifically provided or approved by the Landlord. Landlord may require Tenant to remove or may remove at Tenant's expense any advertisement or notice Landlord deems, in its sole discretion, to be undesirable.

         4. The Tenant shall not do anything in the premises, or bring or keep anything therein, which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy and use of the premises, which is or may hereafter be enacted or promulgated by any public authority or by the Board of Fire Underwriters.

         5. In order to insure proper use and care of the premises, neither the Tenant nor any employee of the Tenant shall:

         (a) Keep animals or birds on the premises.

         (b) Use the premises as sleeping apartments.

         (c) Maintain or utilize bicycles or other vehicles on the premises.

         (d) Make improper noises or disturbances of any kind without first securing consent of Landlord.

         (e) Engage in or permit games of chance or any form of gambling or immoral conduct in or about the leased premises.

         (f) Mark or defile toilet rooms, walls, windows, doors or any part of the building.

         (g) Allow any furniture, packages or articles of any kind to remain in corridors except for short periods incidental to moving same in or out of the building or to cleaning or rearranging occupancy of leased space.


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         (h) Deposit waste paper, dirt or other substances in corridors, stairways, toilets, rest rooms, or any other part of the building not leased to him.

         (i) Fasten any article, drill holes, drive nails or screws into walls, floors, doors or partitions, or otherwise mar or deface any of them by paint, paper or otherwise, unless written consent is first obtained from the Landlord.

         (j) Operate any machinery within the building except customary motor driven office equipment, such as dictaphones, calculators, electric typewriters, and the like. Special electrical or other motor driven equipment used in the trade or profession of the Tenant may be operated only with the prior written consent of the Landlord.

          (k) Tamper or interfere in any way with windows, doors, locks, air conditioning controls, heating, lighting, electric or plumbing fixtures.

         (l) Leave premises unoccupied without locking all doors, extinguishing lights and turning off all water outlets.

         (m) Install or operate vending machines of any kind in the leased premises without written consent of Landlord.

         6. The Landlord shall have the right to prohibit any advertising by the Tenant which, in its opinion, tends to damage the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, the Tenant shall discontinue any such advertising.

         7. Tenant shall not use or keep in the office space any explosives, petroleum products, or chemicals without Landlord's prior written consent other than those in normal use to maintain Tenant's office equipment.

         8. The Landlord reserves the right to designate the time when and method whereby freight, furniture, safes, goods, merchandise and other articles may be brought into, moved or taken from the building and the premises leased by the Tenant; and workmen employed, designated or approved by the Landlord must be employed by Tenants for repairs, painting, material moving and other similar work that may be done on the premises.

         9. The Landlord shall not be responsible for damage to furniture caused by janitor or any other servant personnel, nor for any loss of property from the premises, however occurring unless caused by the willful action or gross negligence of such janitor or other servant personnel employed by and acting on behalf of Landlord. The Tenant will reimburse the Landlord for the cost of repairing any damage to the leased premises or other part of the building caused by the Tenant or the agents or employees of the Tenant, including replacing any glass broken.


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
         10. The Landlord shall furnish a reasonable number of door keys for the needs of the Tenant, which shall be surrendered on termination of the Lease, and reserves the right to require a deposit to insure their return at termination of lease. The Tenant shall obtain keys only from the Landlord, shall not obtain duplicate keys from any outside source and shall not alter the locks or effect any substitution.

         11. The Tenant shall not install in the leased premises any metal safes or permit any concentration of excessive weight in any portion thereof without first having obtained the written permission of Landlord.

         12. The Landlord reserves the right at all times to exclude bootblacks, newsboys, loiterers, vendors, solicitors and peddlers, from the building, and to require registration, satisfactory identification and credentials from all persons seeking access to any part of the building outside of ordinary business hours. The Landlord will exercise its best judgment in the execution of such control but shall not be held liable for the granting or refusal of such access.

         13. The attaching of wires to the outside of the building is absolutely prohibited, and no wires shall be run or installed in any part of the building without the Landlord's permission and direction.

         14. Requests for services of janitors or other building employees must be made at the office of the Building Manager.

         15. The Landlord shall have the right to modify these rules and to make such other and further reasonable rules and regulations as in the judgment of the Landlord, may from time to time be necessary for the safety, care and cleanliness of the premises and for the preservation of good order there in, effective five (5) days after all Tenants have been given written notice thereof.


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